UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2025

Mercantile Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBWM	The Nasdaq Stock Market LLC

Item 8.01	Other Events

On December 19, 2025, Eastern Michigan Financial Corporation (“EFIN”) held a special meeting of shareholders (the “Special Meeting”) to approve the Agreement and Plan of Merger, dated as of July 22, 2025, as amended by the First Amendment, dated October 5, 2025 (the “Merger Agreement”), by and among Mercantile Bank Corporation (“Mercantile”), Shamrock Merger Sub LLC, and EFIN.

EFIN disclosed that at the Special Meeting, shareholders of EFIN voted to approve EFIN’s proposed merger with Mercantile, pursuant to the Merger Agreement. The parties anticipate closing the merger December 31, 2025, subject to satisfaction of applicable closing conditions.

Forward-Looking Statements

Information in this Current Report on Form 8-K, other than statements of historical fact, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods.  Any such statements are based on current expectations that involve a number of risks and uncertainties.  Such forward-looking statements include, among others, our anticipation that the merger will close on December 31, 2025. Actual results may differ materially from the results expressed in forward-looking statements.  Factors that might cause such a difference include, among others, the possibility of a failure of any of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in completing the merger or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. Additional factors that could affect future results of Mercantile can be found in Mercantile’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K (and any amendments to those documents), in each case filed with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.  Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles E. Christmas
Charles E. Christmas Executive Vice President, Chief Financial Officer and Treasurer

Date: December 19, 2025

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